MUNICIPAL ADVANTAGE FUND INC.
                                                              December 11, 1997
Dear Shareholder:

    The Municipal Advantage Fund achieved excellent results in the fiscal year ended October 31, 1997, generating a total return on net asset value (dividends plus change in net asset value per share, assuming reinvestment of dividends) of 11.0%. This performance surpassed both the 8.5% return of the Lehman Brothers Municipal Bond Index (Lehman Index) and the 9.7% average total return for the leveraged closed-end general municipal bond funds monitored by Lipper Analytical Services, Inc. The Fund's performance ranked 12th among the 64 funds in this Lipper universe. The Fund provided an even higher total return of 18.4% at market, again assuming reinvestment of dividends. Return at market is based on the price change of the Fund's common shares on the New York Stock Exchange.

RESULTS FOR THE FOURTH QUARTER

    The Fund invests in a diversified portfolio of quality municipal securities and uses leverage from its preferred shares to generate additional income. Most of the Fund's return for the year came in the third fiscal quarter, when prices of municipal bonds rose sharply.

    By contrast, the fourth quarter was a period of only modest total returns for municipal securities, as bond prices remained unchanged or declined. The Fund's total return in the fourth quarter was 0.4% at NAV and 1.5% at market, compared with 0.9% for the Lehman Index and an average total return at NAV of 0.7% for the leveraged closed-end general municipal bond funds monitored by Lipper. The Fund's fourth-quarter NAV performance was 53rd among the 65 funds in this Lipper category.

    Municipal securities underperformed taxable bonds in the fourth quarter due primarily to supply imbalances. The recent underperformance of municipal securities has, in our view, created a buying opportunity. At the end of October, yields on long-term triple-A municipal securities were equal to about 88% of the yield on long-term U.S. Treasuries, well above the historic norm of about 80%. This suggests that quality municipals currently offer attractive yields relative to the after-tax returns of alternative investments.

INVESTMENT ACTIVITIES IN THE FISCAL YEAR

    Our strong performance for the year was achieved by being disciplined in our value approach. In selecting securities, we look for sector, maturity and quality groups of the municipal bond market that we believe provide the best relative value--that is, the highest yield at the lowest price with the least amount of risk.

    During the year, we increased the Fund's holdings of higher-quality securities. Yield 'spreads' (the difference between the yields of higher-rated and lower-rated issues) narrowed, with the result that many lower-rated issues do not, in our view, offer a sufficient yield advantage at this time to justify their additional risk. As of October 31, 1997, of the long-term securities owned by the Fund, 85.4% of the assets were rated A or better by Standard & Poor's or Moody's.


    To capture additional yield, we increased the Fund's holdings of insured bonds. These bonds carry the highest rating, triple A, and provide somewhat higher yields than non-insured triple-A bonds. About 40% of the Fund's portfolio was invested in insured securities at October 31, 1997.

    The Fund's performance during the year benefited also from our strategy of selling bonds in the Fund's portfolio as their market price reached par (face value), reinvesting the proceeds in non-callable issues and bonds trading at a discount to par. In a rising market, non-callable and discount bonds tend to outperform issues trading at par or higher.

DIVIDENDS AND YIELD

    The Fund's objective is to provide a high level of income exempt from regular federal income tax, consistent with preservation of capital. During the fiscal year, the Fund paid regular monthly dividends of 6.65 cents per common share, or a total of 79.8 cents per share for the year.

    The yield on the Fund's common shares (based on the $13.1875 per share closing market price on October 31, 1997 and the annualized current monthly dividend rate of 6.65 cents per common share) was 6.1% at the end of the fiscal year. For an investor in the top federal tax bracket of 39.6%, the Fund's yield was equivalent to 10.0% on a taxable basis.

PREFERRED STOCK COSTS

    The Fund uses leverage from its preferred shares to help generate income. At the latest auction on November 24, 1997, the Fund sold 91-day auction rate preferred stock at an annual dividend rate of 3.90%, up from 3.75% on the previous 91-day issue. Proceeds from the preferred stock are invested in municipal bonds that yield more than the cost of the preferred, with the Fund's common shares realizing the difference. Besides adding to income, the use of leverage tends to magnify capital appreciation in a rising bond market and magnify capital losses in a declining market.

PORTFOLIO ANALYSIS

    We seek to control risk and maximize returns not only by emphasizing investment quality, but also by diversifying the Fund's portfolio across states and market sectors. The five largest portfolio positions by state as of October 31, 1997 were: New York, representing 17.8% of the Fund's net assets; Texas, 13.5%; California, 10.8%; Colorado, 5.8%; and Minnesota, 4.1%. Other than increasing the Fund's holdings of Texas securities from 10.4% on July 31, 1997, there were no significant changes in state allocation during the fourth quarter.

    The five largest market sectors in the portfolio were: general obligation, 18.4% of the Fund's net assets; health and hospital, 16.7%; housing, 16.3%; water and sewer, 13.4%; and airline and airport, 8.3%. We increased the Fund's holdings of general obligation bonds in the quarter and the year because we see value in this sector in light of the current environment of economic growth and strong state treasuries. At October 31, 1997, the portfolio was fully invested in long-term securities. The average maturity of the portfolio was 21.8 years.


MARKET DISCOUNT OF COMMON STOCK

    The Fund's common shares trade in the market at a discount to NAV, as is true of most closed-end municipal bond funds. However, because the market price increased faster than the NAV, the discount narrowed quarter by quarter during the fiscal year. The discount was 9.9% on October 31, 1997, down from 14.9% a year earlier. One way for owners of the Fund's common shares to capitalize on the discount and acquire an interest in quality securities at a price below NAV is by reinvesting dividends, as many of the Fund's shareholders do.

RECORDED UPDATE

    For a recorded periodic update, reviewing the municipal bond markets and containing specific information regarding the Fund and its portfolio, including largest holdings, asset allocation, NAV, performance and other information, please call our toll-free number, (800) 223-2413.

RECENT DEVELOPMENTS

    We want to bring you up to date on recent events related to Value Advisors LLC, the Fund's new investment manager, and OpCap Advisors, which provides advisory and administrative services to the Fund.

    On November 4, 1997, PIMCO Advisors L.P. acquired the one-third managing general partner interest in Oppenheimer Capital, the parent of OpCap Advisors; the 1% general partner interest in Oppenheimer Capital, L.P., which owned the other two-thirds of Oppenheimer Capital; and 100% of the securities of Value Advisors LLC (these transactions are referred to collectively as the 'Acquisition'). These interests were acquired by PIMCO Advisors L.P. from Oppenheimer Group, Inc. and its subsidiary, Oppenheimer Financial Corp. On December 1, 1997 PIMCO Advisors L.P. completed the acquisition of Oppenheimer Capital by acquiring the two-thirds interest owned by Oppenheimer Capital, L.P.

    Prior to the Acquisition, Advantage Advisers, Inc., a subsidiary of Oppenheimer Group, had served as the Fund's investment manager. On October 14, 1997, shareholders of the Fund approved a management agreement with Value Advisors LLC, which became effective with the Acquisition. Shareholders also approved a new advisory and administrative agreement with OpCap Advisors, which likewise became effective with the Acquisition.

    Value Advisors LLC and OpCap Advisors are now part of PIMCO Advisors L.P., one of the premier investment firms in the world, with more than $190 billion of assets under management. These transactions do not affect the Fund's investment objective or management style, which remains unchanged.

OUTLOOK

    Looking to the period immediately ahead, investment markets continue to be characterized by a favorable environment of low inflation and moderate economic growth. We believe high-quality tax-exempt municipal securities offer good value at this time, providing tax-exempt yields well above the rate of inflation.

    Thank you for investing with us. We remain dedicated, as always, to serving your investment needs and meeting the Fund's objective of providing a high level of income exempt from federal income tax.

                                         Sincerely,
                                         /s/ Stephen Treadway

                                         Stephen Treadway
                                         Chairman

                        MUNICIPAL ADVANTAGE FUND INC.
                     SCHEDULE OF INVESTMENTS (CONTINUED)
                               OCTOBER 31, 1997

                                                                                Credit
Principal                                                                       Rating*
  Amount                                                                     (Moody's/S&P)     Value
------------------------------------------------------------------------------------------------------
              LONG-TERM INVESTMENTS--98.4%
              ALABAMA--1.9%
$1,000,000    Alabama State Docks Department Facility Revenue
                (MBIA insured), 6.15%, 10/1/14............................     Aaa/AAA    $   1,072,290
 2,000,000    DCH Health Care Authority, Health Care Facilities Revenue,
                5.70%, 6/1/15.............................................      A1/A+         2,050,320
                                                                                        ---------------
                                                                                              3,122,610
                                                                                        ---------------
              CALIFORNIA--10.8%
 1,000,000    Burbank Redevelopment Agency,
                6.00%, 12/1/13............................................      Baa1/A-       1,039,490
 2,500,000    California Health Facilities Financing Authority Revenue,
                6.25%, 3/1/21.............................................      Aa3/NR        2,631,525
 1,000,000    California State Public Works Board, Lease Revenue,
                6.30%, 10/1/10............................................       A/A          1,096,790
 1,000,000    Lafayette Elementary School District (FSA insured),
                5.90%, 5/15/17............................................      Aaa/AAA       1,059,890
 4,000,000    Los Angeles Harbor Department Revenue,
                5.375%, 11/1/23...........................................      Aa3/AA        3,898,880
 1,000,000    Los Angeles Regional Airports Revenue,
                6.70%, 1/1/22.............................................      NR/A-         1,066,940
 1,000,000    Madera County Certificates of Participation (MBIA insured),
                6.125%, 3/15/23...........................................     Aaa/AAA        1,064,810
 1,000,000    Riverside County Asset Leasing Corporation, Leasehold
                Revenue, (MBIA insured), 5.00%, 6/1/19....................     Aaa/AAA          955,470
 2,000,000    San Diego Public Facilities Financing Authority, Sewer
                Revenue (FGIC insured), 5.25%, 5/15/27....................     Aaa/AAA        1,967,500


 1,000,000    Southern California Metropolitan Water District, Waterworks
                Revenue (MBIA insured), 5.00%, 7/1/27.....................     Aaa/AAA          956,750
 1,500,000    Student Education Loan Marketing Corporation,
                Student Loan Revenue, 7.00%, 7/1/10.......................       NR/A         1,630,305
                                                                                        ---------------

                                                                                             17,368,350
              COLORADO--5.8%
 3,085,000    Colorado Health Facilities Authority Revenue (MBIA insured),
                5.95%, 5/15/12............................................     Aaa/AAA        3,247,734
              Denver City & County Airport Revenue (MBIA insured),                            1,506,825
 1,500,000      5.60%, 11/15/25...........................................     Aaa/AAA
 4,500,000      5.75%, 11/15/17...........................................     Aaa/AAA        4,613,715
                                                                                        ---------------
                                                                                              9,368,274
                                                                                        ---------------
                                                                                        ---------------

                        MUNICIPAL ADVANTAGE FUND INC.
                     SCHEDULE OF INVESTMENTS (CONTINUED)
                               OCTOBER 31, 1997

                                                                                Credit
Principal                                                                       Rating*
  Amount                                                                     (Moody's/S&P)     Value
------------------------------------------------------------------------------------------------------
              LONG-TERM INVESTMENTS (CONT'D.)
              FLORIDA--1.2%
$2,000,000    Florida State Board of Education,
                5.00%, 6/1/20.............................................     Aa2/AA+       $1,918,900
                                                                                             ----------
              GEORGIA--1.5%
 1,000,000    Savannah Hospital Authority Revenue,
                6.125%, 7/1/12............................................      A2/NR         1,065,590
 1,260,000    Toombs County Hospital Authority Revenue,
                7.00%, 12/1/17............................................      NR/BBB        1,358,381
                                                                                             ----------
                                                                                              2,423,971
                                                                                             ----------
              HAWAII--1.0%
 1,500,000    Hawaii General Obligation Bonds,
                5.125%, 2/1/09............................................      Aa3/A+        1,551,120
                                                                                             ----------
              ILLINOIS--3.8%
 2,740,000    Illinois Health Facilities Authority Revenue,
                9.00%, 11/15/15...........................................     Baa1/NR        3,214,513
 2,750,000    Illinois Housing Development Authority Revenue,
                6.70%, 8/1/25.............................................      Aa3/AA        2,909,912
                                                                                             ----------
                                                                                              6,124,425
                                                                                             ----------
              KENTUCKY--.7%
 1,000,000    Louisville & Jefferson Counties Metropolitan Sewer District
                (AMBAC insured),
                6.50%, 5/15/24............................................     Aaa/AAA        1,140,640
                                                                                             ----------

              LOUISIANA--1.0%
 1,500,000    New Orleans General Obligation Bonds (AMBAC insured),
                6.125%, 10/1/16...........................................     Aaa/AAA        1,610,100
                                                                                             ----------
              MAINE--.6%
 1,000,000    Maine State Housing Authority, Mortgage Purchase,
                7.55%, 11/15/22...........................................      Aa2/AA        1,055,450
                                                                                             ----------
              MARYLAND--1.0%
 1,505,000    Maryland State Community Development Administration
                (FHA insured),
                7.60%, 4/1/23.............................................      Aa/NR         1,578,595
                                                                                             ----------
              MASSACHUSETTS--3.5%
 2,000,000    Massachusetts Bay Transportation Authority Revenue
                (FGIC insured),
                5.00%, 3/1/27.............................................     Aaa/AAA        1,908,200
 2,250,000    Massachusetts State Health & Education Facilities Authority
                Revenue,
                6.25%, 12/1/22............................................       A1/A         2,395,283
 1,175,000    Massachusetts State Water Pollution Abatement Trust,
                6.375%, 2/1/15............................................     Aa3/AA+        1,277,953
                                                                                             ----------
                                                                                              5,581,436
                                                                                             ----------

                         MUNICIPAL ADVANTAGE FUND INC.
                      SCHEDULE OF INVESTMENTS (CONTINUED)
                                OCTOBER 31, 1997

                                                                                Credit
Principal                                                                       Rating*
  Amount                                                                     (Moody's/S&P)     Value
-------------------------------------------------------------------------------------------------------
              LONG-TERM INVESTMENTS (CONT'D.)
              MICHIGAN--3.9%
$1,700,000    Dearborn School District,
                6.00%, 5/1/14.............................................      Aa2/AA       $1,798,889
 1,000,000    Grand Rapids Water Supply Systems Revenue (FGIC insured),
                6.50%, 1/1/15.............................................     Aaa/AAA        1,076,020
 2,000,000    Michigan State Hospital Finance Authority Revenue,
                8.125%, 10/1/21...........................................     Baa2/BBB       2,366,300
 1,000,000    Michigan State Pollution Control Revenue,
                6.20%, 9/1/20.............................................      A3/A-         1,056,420
                                                                                             ----------
                                                                                              6,297,629
                                                                                             ----------
              MINNESOTA--4.1%
              Minnesota State Housing Finance Agency,
 1,620,000    6.00%, 2/1/14...............................................      Aa2/AA        1,670,398
 2,905,000    6.10%, 8/1/22...............................................      Aa2/AA        2,980,327

 1,955,000    6.25%, 8/1/22...............................................      Aa2/AA        1,978,089
                                                                                             ----------
                                                                                              6,628,814
                                                                                             ----------
              NEVADA--3.9%
 2,000,000    Clark County General Obligation Bonds (MBIA insured),
                6.00%, 6/1/13.............................................     Aaa/AAA        2,118,380
 2,000,000    Clark County Passenger Facility Charge Revenue
                (MBIA insured),
                5.75%, 7/1/23.............................................     Aaa/AAA        2,036,940
              Nevada Housing Division Revenue (FHA insured),
 1,055,000    6.20%, 4/1/17...............................................      Aaa/NR        1,100,998
 1,000,000    6.20%, 10/1/28..............................................      Aaa/NR        1,037,690
                                                                                             ----------
                                                                                              6,294,008
                                                                                             ----------
              NEW HAMPSHIRE--1.9%
 1,000,000    New Hampshire Higher Educational & Health Facilities
                Authority Revenue,
                6.125%, 10/1/13...........................................     Baa2/NR        1,031,210
              New Hampshire State Housing Finance Authority,
   975,000    6.50%, 7/1/14...............................................      Aa3/NR        1,025,602
 1,000,000    6.90%, 7/1/19...............................................      Aa/NR         1,057,950
                                                                                             ----------
                                                                                              3,114,762
                                                                                             ----------
              NEW JERSEY--2.3%
 1,000,000    New Jersey Economic Development Authority,
                Heating & Cooling Revenue,
                6.20%, 12/1/07............................................     NR/BBB-        1,047,320
 2,670,000    North Hudson Sewer Authority Revenue (FGIC insured),
                5.125%, 8/1/22............................................     Aaa/AAA        2,623,836
                                                                                             ----------
                                                                                              3,671,156
                                                                                             ----------

                         MUNICIPAL ADVANTAGE FUND INC.
                      SCHEDULE OF INVESTMENTS (CONTINUED)
                                OCTOBER 31, 1997

                                                                                Credit
Principal                                                                       Rating*
  Amount                                                                     (Moody's/S&P)     Value
-------------------------------------------------------------------------------------------------------
              LONG-TERM INVESTMENTS (CONT'D.)
              NEW YORK--17.8%
$1,750,000    Metropolitan Transportation Authority, Transportation
                Facilities Revenue,
                6.00%, 7/1/14.............................................    Baa1/BBB+      $1,826,212
 1,000,000    Municipal Assistance Corporation, City of Troy (MBIA

                insured),
                5.00%, 1/15/16............................................     Aaa/AAA          974,270
              New York City General Obligation Bonds,
 2,000,000    5.75%, 2/1/17...............................................    Baa1/BBB+       2,032,320
 1,500,000    5.75%, 2/1/19...............................................    Baa1/BBB+       1,516,050
 1,000,000    5.875%, 3/15/18.............................................    Baa1/BBB+       1,023,710
 1,000,000    6.00%, 8/1/14...............................................    Baa1/BBB+       1,047,770
 1,000,000    6.00%, 8/1/16...............................................    Baa1/BBB+       1,038,430
   985,000    6.95%, 8/15/12 (MBIA insured)...............................    Baa1/BBB+       1,122,723
    15,000    6.95%, 8/15/12 (MBIA insured) (Pre-refunded 8/15/01) (A)....     Aaa/AAA           17,391
 2,270,000    7.00%, 10/1/09..............................................    Baa1/BBB+       2,506,965
 3,000,000    New York City Industrial Development Agency,
                Special Facilities Revenue,
                6.125%, 1/1/24............................................       A/A          3,137,820
              New York City Municipal Water Finance Authority,
                Water & Sewer Systems Revenue,
 1,000,000    5.125%, 6/15/22 (AMBAC insured).............................     Aaa/AAA          977,370
 3,550,000    6.00%, 6/15/25..............................................      A2/A-         3,711,845
              New York State Dormitory Authority Revenue,
 1,500,000    5.75%, 5/15/24..............................................      A3/A-         1,511,325
 1,250,000    6.75%, 7/1/24 (MBIA insured) (Pre-refunded 7/1/04) (A)......     Aaa/AAA        1,441,450
 1,000,000    7.65%, 8/1/30 (FHA insured).................................      NR/AAA        1,110,060
 1,500,000    New York State Local Government Assistance Corporation,
                6.50%, 4/1/20.............................................      A3/A+         1,613,295
 1,000,000    New York State Medical Care Facilities,
                Finance Agency Revenue,
                6.50%, 8/15/24............................................     Baa1/A-        1,084,580
 1,080,000    New York State Urban Development Corporation,
                Correctional Capital Facility,
                5.375%, 1/1/25............................................    Baa1/BBB+       1,047,665
                                                                                             ----------
                                                                                             28,741,251
                                                                                             ----------
              NORTH CAROLINA--3.0%
 5,000,000    North Carolina Municipal Power Agency, No. 1 Catawba
                Electric Revenue (MBIA insured),
                5.00%, 1/1/18.............................................     Aaa/AAA        4,803,200
                                                                                             ----------



                         MUNICIPAL ADVANTAGE FUND INC.
                      SCHEDULE OF INVESTMENTS (CONTINUED)
                                OCTOBER 31, 1997

                                                                                Credit
Principal                                                                       Rating*
  Amount                                                                     (Moody's/S&P)     Value
-------------------------------------------------------------------------------------------------------
              LONG-TERM INVESTMENTS (CONT'D.)
              PENNSYLVANIA--2.1%
$1,500,000    Philadelphia Water and Wastewater Revenue (MBIA insured),

                5.25%, 6/15/23............................................     Aaa/AAA       $1,458,735
 2,000,000    Upper Saint Clair Township School District,
                5.20%, 7/15/27............................................      Aa3/AA        1,978,940
                                                                                             ----------
                                                                                              3,437,675
                                                                                             ----------
              SOUTH CAROLINA--1.8%
 1,500,000    Spartanburg County Health Services Revenue (MBIA insured),
                5.125%, 4/15/17...........................................     Aaa/AAA        1,464,780
 1,450,000    York County Industrial Revenue,
                5.70%, 1/1/24.............................................      A2/A+         1,460,599
                                                                                             ----------
                                                                                              2,925,379
                                                                                             ----------
              SOUTH DAKOTA--.7%
 1,000,000    Heartland Consumers Power District Revenue,
                7.00%, 1/1/16.............................................     Aaa/AAA        1,182,360
                                                                                             ----------
              TENNESSEE--1.3%
 2,000,000    Tennessee Housing Development Agency,
                6.375%, 7/1/22............................................      Aa2/AA        2,091,940
                                                                                             ----------
              TEXAS--13.5%
 1,000,000    Alliance Airport Authority Revenue,
                6.375%, 4/1/21............................................     Baa2/BBB       1,062,920
 1,695,000    Arlington General Obligation Bonds,
                5.00%, 8/15/16............................................      Aa3/AA        1,642,675
 1,000,000    Austin Hotel Occupancy Tax Revenue (AMBAC insured),
                5.125%, 11/15/19..........................................     Aaa/AAA          968,540
 2,300,000    Carrollton Independent School District (PSFG insured),
                5.00%, 2/15/17............................................     Aaa/AAA        2,230,609
 1,000,000    Denton County General Obligation Bonds (AMBAC insured),
                5.00%, 7/15/16............................................     Aaa/AAA          969,210
 1,500,000    Harris County Port Authority General Obligation Bonds,
                5.75%, 10/1/17............................................      Aa2/AA        1,533,495
              Harris County Toll Road Subordinated Lien,
   115,000    6.50%, 8/15/15 (Pre-refunded 8/15/02) (A)...................      Aa2/AA          127,659
   785,000    6.50%, 8/15/15..............................................      Aa2/AA          861,012
              Houston Water Conveyance System, Certificates of
                Participation
                (AMBAC insured),
 1,000,000    6.25%, 12/15/14.............................................     Aaa/AAA        1,131,450
 1,400,000    7.50%, 12/15/15.............................................     Aaa/AAA        1,786,442
 2,500,000    Houston Water and Sewer Systems Revenue (FGIC insured),
                5.00%, 12/1/25............................................     Aaa/AAA        2,387,425
 1,000,000    San Antonio Electric & Gas Revenue,
                6.00%, 2/1/14.............................................      Aa1/AA        1,029,300

                         MUNICIPAL ADVANTAGE FUND INC.
                      SCHEDULE OF INVESTMENTS (CONTINUED)
                                OCTOBER 31, 1997

                                                                                Credit
Principal                                                                       Rating*
  Amount                                                                     (Moody's/S&P)     Value
-------------------------------------------------------------------------------------------------------
              LONG-TERM INVESTMENTS (CONT'D.)
              TEXAS (CONT'D.)
$6,325,000    Texas Turnpike Authority, Dallas North Thruway Revenue
                (FGIC insured),
                5.00%, 1/1/25.............................................     Aaa/AAA       $6,044,233
                                                                                             ----------
                                                                                             21,774,970
                                                                                             ----------
              UTAH--1.0%
              Utah Housing Finance Agency (FHA insured),
 1,105,000    6.35%, 7/1/11...............................................      Aa/NR         1,158,869
   395,000    6.55%, 7/1/26...............................................      Aa/NR           416,567
                                                                                             ----------
                                                                                              1,575,436
                                                                                             ----------
              VERMONT--1.1%
 1,690,000    Vermont Housing Finance Agency (FHA insured),
                7.85%, 12/1/29............................................      A1/A-         1,778,776
                                                                                             ----------
              VIRGINIA--2.8%
 4,200,000    Virginia Housing Development Authority,
                6.50%, 1/1/13.............................................     Aa1/AA+        4,470,816
                                                                                             ----------
              WASHINGTON--1.3%
 1,000,000    Seattle Museum Development Authority,
                6.30%, 7/1/13.............................................     Aa1/AA+        1,067,600
 1,000,000    Washington State General Obligation Bonds (FGIC insured),
                5.00%, 1/1/22.............................................     Aaa/AAA          959,310
                                                                                             ----------
                                                                                              2,026,910
                                                                                             ----------
              WEST VIRGINIA--.6%
 1,000,000    Braxton County Solid Waste Disposal Revenue,
                6.125%, 4/1/26............................................       A2/A         1,049,180
                                                                                             ----------
              WISCONSIN--2.5%
 2,000,000    Janesville Pollution Control Revenue,
                5.55%, 4/1/09.............................................      A3/A-         2,077,780
 2,000,000    Wisconsin Health & Educational Facilities Authority Revenue
                (MBIA insured),
                5.25%, 8/15/27............................................     Aaa/AAA        1,926,980
                                                                                             ----------
                                                                                              4,004,760
                                                                                             ----------

              Total Long-Term Investments (cost--$150,648,353)............                 $158,712,893
                                                                                             ----------


              Total Investments (cost--$150,648,353)**....................          98.4%  $158,712,893
              Other Assets in Excess of Liabilities.......................            1.6     2,505,627
                                                                             -------------   ----------
              Total Net Assets............................................         100.0%  $161,218,520
                                                                             -------------   ----------
                                                                             -------------   ----------

--------------------------------------------------------------------------------
 * Unaudited.
 ** Aggregate unrealized appreciation for securities in which there is an excess of value over tax cost is $8,086,545, aggregate gross unrealized depreciation for securities in which there is an excess of tax cost over value is $22,005 and net unrealized appreciation for Federal income tax purposes is $8,064,540. The cost basis of portfolio securities for Federal income tax purposes is $150,648,353.
(A) Bonds which are pre-refunded are collateralized by U.S. Government or other eligible types of securities which are held in escrow and are used to pay principal and interest and to retire the bonds in full at the earliest refunding date.
See accompanying notes to financial statements.

                         MUNICIPAL ADVANTAGE FUND INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                                OCTOBER 31, 1997

ASSETS
  Investments, at value (cost--$150,648,353)................   $   158,712,893
  Cash......................................................            28,592
  Interest receivable.......................................         2,752,872
  Receivable for investments called.........................           105,000
  Deferred organization expenses............................             8,791
  Prepaid expenses..........................................            18,325
                                                               ---------------
     Total Assets...........................................       161,626,473
                                                               ---------------

LIABILITIES
  Dividends payable attributable to preferred shares........           177,604
  Investment management fee payable.........................            81,626
  Dividends payable attributable to common shares...........            73,505
  Other payables and accrued expenses.......................            75,218
                                                               ---------------
     Total Liabilities......................................           407,953
                                                               ---------------
       Total Net Assets.....................................   $   161,218,520
                                                               ---------------
                                                               ---------------

COMPOSITION OF NET ASSETS
  Preferred stock ($.001 par value and $50,000 net asset and liquidation value per share applicable to 1,100 shares

     issued and outstanding)................................   $    55,000,000
                                                               ---------------
  Common stock:
     Par value ($.001 per share, applicable to 7,257,093
      shares issued and outstanding)........................             7,257
     Paid-in-capital in excess of par.......................       100,618,353
  Undistributed net investment income.......................           318,579
  Accumulated net realized loss on investments and futures
     transactions...........................................        (2,790,209)
  Net unrealized appreciation on investments................         8,064,540
                                                               ---------------
     Net assets applicable to common shareholders...........       106,218,520
                                                               ---------------
       Total Net Assets.....................................   $   161,218,520
                                                               ---------------
                                                               ---------------
       Net asset value per common share.....................            $14.64
                                                               ---------------
                                                               ---------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                         MUNICIPAL ADVANTAGE FUND INC.
                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED OCTOBER 31, 1997


INVESTMENT INCOME
  Interest..................................................   $     9,261,410
                                                               ---------------

OPERATING EXPENSES
  Investment management fee (note 2)........................           945,727
  Auction fees and commissions..............................           148,812
  Auditing and tax return preparation fees..................            69,200
  Legal fees................................................            62,392
  Reports and notices to shareholders.......................            50,220
  Custodian fees (note 1g)..................................            45,952
  Directors' fees and expenses..............................            26,950
  Transfer and dividend disbursing agent fees...............            23,295
  Amortization of deferred organization expenses............            17,581
  Stock exchange listing fee................................            16,163
  Miscellaneous.............................................            17,947
                                                               ---------------
     Total operating expenses...............................         1,424,239
       Less: Expenses offset (note 1g)......................            (1,758)
                                                               ---------------
       Net operating expenses...............................         1,422,481
                                                               ---------------
          Net investment income.............................         7,838,929
                                                               ---------------


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NET
  Net realized gain on investments..........................         1,035,717
  Net realized loss on futures transactions (note 1f).......          (371,591)
                                                               ---------------
     Net realized gain on investments and futures
      transactions..........................................           664,126
  Net change in unrealized appreciation (depreciation) on
     investments............................................         4,273,177
                                                               ---------------
     Net realized gain and change in unrealized appreciation
      (depreciation) on investments.........................         4,937,303
                                                               ---------------
Net increase in net assets resulting from operations........   $    12,776,232
                                                               ---------------
                                                               ---------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                         MUNICIPAL ADVANTAGE FUND INC.
                       STATEMENT OF CHANGES IN NET ASSETS

                                                      YEAR ENDED OCTOBER 31,
                                                   ----------------------------
                                                       1997            1996
                                                   ------------    ------------
OPERATIONS

  Net investment income.........................   $  7,838,929    $  7,878,233
  Net realized gain (loss) on investments and
     futures transactions.......................        664,126        (153,052)
  Net change in unrealized appreciation
     (depreciation) on investments..............      4,273,177       1,411,332
                                                   ------------    ------------
     Net increase in net assets resulting from
      operations................................     12,776,232       9,136,513
                                                   ------------    ------------

DIVIDENDS TO SHAREHOLDERS

  Dividends to preferred shareholders from net
     investment income..........................     (2,063,850)     (2,076,179)
  Dividends to common shareholders from net
     investment income..........................     (5,791,161)     (5,671,420)
                                                   ------------    ------------
     Total dividends to shareholders............     (7,855,011)     (7,747,599)
                                                   ------------    ------------
       Total increase in net assets.............      4,921,221       1,388,914

NET ASSETS


  Beginning of year.............................    156,297,299     154,908,385
                                                   ------------    ------------
  End of year (including undistributed net
     investment income of $318,579 and $334,661,
     respectively)..............................   $161,218,520    $156,297,299
                                                   ------------    ------------
                                                   ------------    ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                         MUNICIPAL ADVANTAGE FUND INC.
                         NOTES TO FINANCIAL STATEMENTS
                                OCTOBER 31, 1997

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     Municipal Advantage Fund Inc. (the 'Fund') was incorporated in Maryland on February 23, 1993 and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940.

     Throughout the year ended October 31, 1997, the Fund operated under a management agreement with Advantage Advisers, Inc. (the 'Investment Manager'), a subsidiary of Oppenheimer & Co., Inc., pursuant to which the Investment Manager supervised the Fund's investment program and monitored the performance of the Fund's service providers. The Investment Manager also contracted OpCap Advisors (the 'Investment Adviser'), pursuant to which the Investment Adviser provided investment advisory and administrative services to the Fund. The Investment Adviser was responsible for management of the Fund's portfolio in accordance with the Fund's investment objective and policies, for making decisions to buy, sell, or hold particular securities and was responsible for the day-to-day administration of the Fund.

     On October 14, 1997, the shareholders of the Fund approved a new management agreement with Value Advisors LLC, an affiliate of the Investment Manager, and a new investment advisory and administration agreement with OpCap Advisors. These agreements were substantially similiar to the existing agreements and became effective on November 5, 1997 after the Investment Manager transferred its management and investment advisory agreements to Value Advisors LLC. On November 4, 1997, PIMCO Advisors L.P., acquired all of the securities of Value Advisors LLC and acquired the one-third managing general partner interest in Oppenheimer Capital, whose subsidiary, OpCap Advisors, serves as the Investment Adviser to the Fund. On December 1, 1997, PIMCO Advisors L.P. completed the acquisition of Oppenheimer Capital by acquiring the two-thirds interest owned by Oppenheimer Capital, L.P.

     The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund:

(A) VALUATION OF INVESTMENTS


     Investment debt securities are valued each week by an independent pricing service approved by the Board of Directors. Futures contracts are valued at the last sale price on the market where the futures contracts are principally traded. Any security or other asset for which market quotations are not readily available is valued at fair value as determined in good faith under procedures established by the Board of Directors. The Fund invests substantially all of its assets in a diversified portfolio of debt obligations issued by states, territories and possessions of the United States and by the District of Columbia and their political subdivisions. The issuers' abilities to meet their obligations may be affected by economic and political developments in a specific state or region.

(B) FEDERAL INCOME TAXES

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable and non-taxable income to its shareholders; accordingly, no Federal income tax provision is required.

(C) ORGANIZATION AND OFFERING COSTS

     Costs incurred by the Fund in connection with its organization and offering of its common shares were $87,909 and $433,917, respectively; offering costs were charged to capital. Organization costs have been deferred and are being amortized to expense on a straight line basis over sixty months from commencement of operations. Offering costs and underwriting discounts in connection with the preferred share issuance were $303,393 and $962,500, respectively, and were charged to capital attributable to common shares at the time of issuance of such shares.

                         MUNICIPAL ADVANTAGE FUND INC.
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                OCTOBER 31, 1997

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES -- (CONTINUED)
(D) SECURITY TRANSACTIONS AND OTHER INCOME

     Security transactions are accounted for on the trade date. In determining the gain or loss from the sale of securities, the cost of securities sold is determined on the basis of identified cost. Interest income is accrued daily. Original issue discounts or premiums on debt securities purchased are accreted or amortized daily to non-taxable interest income. Market discounts, if any, are accreted daily to taxable income.

(E) DIVIDENDS AND DISTRIBUTIONS--COMMON STOCK

     The Fund declares dividends from net investment income monthly to holders of common stock. Distributions of net capital gains, if any, are paid at least annually. The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. These 'book-tax' differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their Federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for Federal income tax purposes, they are reported as dividends and/or distributions of paid-in-capital or tax return of capital. At October 31, 1997, the Fund did not have any permanent book-tax differences.

(F) FUTURES ACCOUNTING POLICIES

     A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the broker an amount of cash or securities equal to the minimum 'initial margin' requirements of the exchange. Pursuant to the contracts, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contracts. Such receipts or payments are known as 'variation margin' and are recorded by the Fund as unrealized appreciation or depreciation. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contracts at the time they were opened and the value at the time they were closed. Any unrealized appreciation or depreciation recorded is simultaneously reversed. The Fund invests in futures contracts solely for the purpose of hedging its existing portfolio securities, or securities the Fund intends to purchase against fluctuations in value caused by changes in prevailing market interest rates. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. There were no futures contracts open at October 31, 1997.

(G) EXPENSES OFFSET

     The Fund benefits from an expense offset arrangement with its custodian bank where uninvested cash balances earn credits that reduce monthly expenses. Had these cash balances been invested in income producing securities, they would have generated income for the Fund.

(H) CHANGE IN BY-LAWS

     In response to recent amendments to Maryland corporate law, the Board of Directors received various corporate governance provisions in the Fund's By-Laws and approved amendments to (1) increase the percentage of stockholder voting power that is required to call a special meeting of its stockholders to a majority of the votes entitled to be cast at the meeting and (2) reduce the minimum permissible board committee size to one director.

                         MUNICIPAL ADVANTAGE FUND INC.
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                OCTOBER 31, 1997

2. INVESTMENT MANAGEMENT FEE

     The Fund pays the Investment Manager a monthly fee at an annual rate of

 .60% of the Fund's average weekly net assets for its services, and the Investment Manager pays the Investment Adviser a monthly fee at an annual rate of .36% of the Fund's average weekly net assets for its services. The Investment Manager informed the Fund that it paid the Investment Adviser $567,436 for the year ended October 31, 1997.

3. PURCHASES AND SALES OF SECURITIES

     For the year ended October 31, 1997, purchases and sales of investment securities, other than short-term securities, aggregated $69,259,221 and $68,898,172, respectively.

4. CAPITAL

     There are 100 million shares of $.001 par value common stock authorized. The Fund's charter provides that the Board of Directors may classify or reclassify any unissued shares of capital stock into one or more additional classes or series, with rights determined by the Board of Directors. The Fund's Board of Directors has authorized the reclassification of 1,100 shares of common stock to Auction Rate Preferred Stock ('Preferred Stock').

5. AUCTION RATE PREFERRED STOCK

     The Fund has issued 1,100 shares of Preferred Stock with a net asset and liquidation value of $50,000 per share plus accrued dividends.

     Dividends are accumulated daily at an annual rate set through auction procedures and have been reset and paid every ninety-one days during the year ended October 31, 1997. The annualized dividend rate ranged from 3.50% to 3.85% during the year and was 3.75% at October 31, 1997. Distributions of net realized capital gains, if any, are paid at least annually.

     The Fund is subject to certain limitations and restrictions while Preferred Stock is outstanding. Failure to comply with these limitations and restrictions could preclude the Fund from declaring any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of Preferred Stock at its liquidation value.

     The Preferred Stock, which is entitled to one vote per share, generally votes with the common stock but votes separately as a class to elect two Directors and on any matters affecting the rights of the Preferred Stock.

                         MUNICIPAL ADVANTAGE FUND INC.
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                OCTOBER 31, 1997

6. QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)


                                                                                                     Net Increase
                                                                             Realized and            (Decrease)
                                                                              Unrealized              in Net Assets

                                                         Net                Gain (Loss) on           Resulting from
                          Investment Income       Investment Income         Investments-Net            Operations
                         --------------------    --------------------    ---------------------    ---------------------
                                        Per                     Per                      Per                      Per
                                       Common                  Common                   Common                   Common
    Quarter Ended          Total       Share       Total       Share        Total       Share        Total       Share
----------------------   ----------    ------    ----------    ------    -----------    ------    -----------    ------
January 31, 1997......   $2,319,442    $0.32     $1,962,718    $0.27     $  (215,768)   $(0.03)   $ 1,746,950    $0.24
April 30, 1997........    2,318,411     0.32      1,970,841     0.27        (816,728)    (0.11)     1,154,113     0.16
July 31, 1997.........    2,315,868     0.32      1,957,595     0.27       6,965,992      0.96      8,923,587     1.23
October 31, 1997......    2,307,689     0.32      1,947,775     0.27        (996,193)    (0.14)       951,582     0.13
                         ----------    ------    ----------    ------    -----------    ------    -----------    ------
                         $9,261,410    $1.28     $7,838,929    $1.08     $ 4,937,303     $0.68    $12,776,232    $1.76
                         ----------    ------    ----------    ------    -----------    ------    -----------    ------
                         ----------    ------    ----------    ------    -----------    ------    -----------    ------

January 31, 1996......   $2,317,542    $0.32     $1,965,199    $0.27     $ 4,006,198    $0.55     $ 5,971,397    $0.82
April 30, 1996........    2,307,130     0.32      1,966,485     0.27      (6,640,914)   (0.91)     (4,674,429)   (0.64)
July 31, 1996.........    2,320,887     0.32      1,983,890     0.28       1,916,810     0.26       3,900,700     0.54
October 31, 1996......    2,328,294     0.32      1,962,659     0.27       1,976,186     0.27       3,938,845     0.54
                         ----------    ------    ----------    ------    -----------    ------    -----------    ------
                         $9,273,853    $1.28     $7,878,233    $1.09     $ 1,258,280    $0.17     $ 9,136,513    $1.26
                         ----------    ------    ----------    ------    -----------    ------    -----------    ------
                         ----------    ------    ----------    ------    -----------    ------    -----------    ------

7. CAPITAL LOSS CARRYFORWARD

     For the fiscal year ended October 31, 1997, the Fund will utilize $664,126 of net capital loss carryforward. The Fund's accumulated net realized capital losses available as a reduction against future net realized capital gains were $2,790,209 of which $595,331, $1,732,476 and $462,402 will expire in 2002, 2003 and 2004, respectively. To the extent that these capital loss carryforwards are used to offset future net capital gains, it is possible that gains so offset will not be distributed to shareholders.

8. SUBSEQUENT EVENTS

     On November 3, 1997, a dividend of $.0665 per share was declared to common shareholders payable December 1, 1997 to shareholders of record on November 17, 1997.

     At the last auction on November 24, 1997, the Fund sold 91-day auction rate preferred stock at an annual rate of 3.90% with pay dates of January 2, 1998, February 2, 1998 and February 24, 1998.

     On December 1, 1997, a dividend of $.0665 per share was declared to common shareholders payable December 31, 1997 to shareholders of record on December 16, 1997.

                         MUNICIPAL ADVANTAGE FUND INC.
                              FINANCIAL HIGHLIGHTS


FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD:

                                                                                                                     April 30,
                                                                  Year ended October 31,                            1993 (1) to
                                            ------------------------------------------------------------------      October 31,
                                                1997              1996              1995              1994              1993
                                            ------------      ------------      ------------      ------------      ------------
Net asset value, beginning of period.....   $      13.96      $      13.77      $      11.79      $      14.75      $      14.10
                                            ------------      ------------      ------------      ------------      ------------
Income from investment operations:
Net investment income....................           1.08              1.09              1.08              1.05              0.43
Net realized and unrealized gain (loss)
  on investments.........................           0.68              0.17              1.98             (2.89)             0.84
                                            ------------      ------------      ------------      ------------      ------------
    Total income from investment
      operations.........................           1.76              1.26              3.06             (1.84)             1.27
                                            ------------      ------------      ------------      ------------      ------------
Dividends and distributions to
  shareholders:
Dividends to preferred shareholders from
  net investment income..................          (0.28)            (0.29)            (0.30)            (0.21)            (0.07)
Dividends to common shareholders from net
  investment income......................          (0.80)            (0.78)            (0.78)            (0.86)            (0.31)
Distributions to preferred shareholders
  from net realized gains................             --                --                --             (0.01)               --
Distributions to common shareholders from
  net realized gains.....................             --                --                --             (0.04)               --
                                            ------------      ------------      ------------      ------------      ------------
    Total dividends and distributions to
      shareholders.......................          (1.08)            (1.07)            (1.08)            (1.12)            (0.38)
                                            ------------      ------------      ------------      ------------      ------------
Capital charge with respect to issuance
  of preferred shares....................             --                --                --                --             (0.18)
Capital charge with respect to issuance
  of common shares.......................             --                --                --                --             (0.06)
                                            ------------      ------------      ------------      ------------      ------------
    Total capital charges................             --                --                --                --             (0.24)
                                            ------------      ------------      ------------      ------------      ------------
Net asset value, end of period...........   $      14.64      $      13.96      $      13.77      $      11.79      $      14.75
                                            ------------      ------------      ------------      ------------      ------------
                                            ------------      ------------      ------------      ------------      ------------
Market value, end of period..............   $    13.1875      $     11.875      $     11.625      $       9.75      $     14.125
                                            ------------      ------------      ------------      ------------      ------------
                                            ------------      ------------      ------------      ------------      ------------
    Total investment return (2)..........           18.4%              9.2%             27.9%            (25.7%)             2.4%(3)
                                            ------------      ------------      ------------      ------------      ------------
                                            ------------      ------------      ------------      ------------      ------------
Net assets applicable to common
  shareholders, end of period (4)........   $106,218,520      $101,297,299      $ 99,908,385      $ 85,550,749      $107,057,409
                                            ------------      ------------      ------------      ------------      ------------
Ratio of operating expenses to average

  net assets (6).........................           1.39%(7)          1.40%(7)          1.44%             1.39%             1.17%(5)
                                            ------------      ------------      ------------      ------------      ------------
Ratio of net investment income to average
  net assets (6).........................           7.64%             7.88%             8.44%             7.85%             6.07%(5)
                                            ------------      ------------      ------------      ------------      ------------
Portfolio turnover rate..................             44%               27%               36%               22%                9%
                                            ------------      ------------      ------------      ------------      ------------

--------------------------------------------------------------------------------
(1) Commencement of operations.
(2) Change in market price assuming reinvestment of dividends and distributions to common shareholders on payable date (at market).
(3) Return does not reflect underwriters' discount.
(4) Preferred Shares asset coverage per unit was $146,251, $141,788, $140,680, $127,619 and $147,285, respectively.
(5) Annualized.
(6) Ratios calculated on the basis of income and expenses applicable to both the common and preferred shares relative to the average net assets of common shareholders. Average net assets of common shareholders for each period were $102,621,213, $99,980,261, $93,172,629, $97,502,978 and $102,609,821,
    respectively.
(7) Gross of expenses offset (see note 1g in Notes to Financial Statements). The net ratios of operating expenses to average net assets were 1.39% and 1.40% for the years ended October 31, 1997 and October 31, 1996, respectively.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Directors of Municipal Advantage Fund Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Municipal Advantage Fund Inc. (the 'Fund') at October 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and for the period April 30, 1993 (commencement of operations) through October 31, 1993, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1997 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.


PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036
December 19, 1997

SPECIAL SHAREHOLDERS MEETING
--------------------------------------------------------------------------------

     The Fund held a special shareholders meeting on October 14, 1997. At the meeting, common and preferred shareholders voted together on the approval of a new management agreement between Value Advisors LLC and the Fund as well as the approval of a new investment advisory and administration agreement among Value Advisors LLC, OpCap Advisors and the Fund. The following table provides information concerning the matters voted on at the meeting:

1. APPROVAL OF NEW MANAGEMENT AGREEMENT


  VOTES FOR      VOTES AGAINST     VOTES ABSTAINED     BROKER NON-VOTES
-------------    --------------    ----------------    -----------------
   4,781,857         63,410            163,601             1,687,369

2. APPROVAL OF NEW ADVISORY AND ADMINISTRATION AGREEMENT


  VOTES FOR      VOTES AGAINST     VOTES ABSTAINED
-------------    --------------    ----------------
   6,483,323         51,553            161,361

TAX INFORMATION

     We are required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Fund's fiscal year end (October 31, 1997) as to the Federal tax status of dividends and distributions received by shareholders during such fiscal year. Accordingly, we are advising you that substantially all dividends paid from net investment income during the fiscal year ended October 31, 1997 were Federally exempt interest dividends, although the Fund did invest in securities which paid interest subject to the Federal alternative minimum tax during the fiscal year. The percentage of dividends paid from net investment income subject to such tax was 24.4%. Additionally, the Fund invested in market discount municipal bonds, whose accretion is taxable. Accordingly, 0.29% of the Fund's dividends paid during the fiscal year are taxable. Per share dividends for the fiscal year ended October 31, 1997 were as follows:


Dividends to common shareholders from net investment income...........................  $      0.7980
Dividends to preferred shareholders from net investment income........................  $  1,876.2273

     Since the Fund's fiscal year is not the calendar year, another notification will be sent with respect to calendar year 1997. In January 1998, you will be advised on IRS Form 1099 DIV as to the Federal tax status of the dividends received by you in calendar 1997. The amount that will be reported, will be the amount to use on your 1997 Federal income tax return and may differ from the amount which we must report for the Fund's fiscal year ended October 31, 1997. Shareholders are advised to consult with their own tax advisers as to the Federal, state and local tax status of the Fund's income received. A breakdown of interest by state will also be provided which may be of value in reducing a shareholder's state or local tax liability, if any.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

     The Municipal Advantage Fund Inc. has a Dividend Reinvestment and Cash Purchase Plan (the 'Plan') in which all dividends and distributions paid to Common Stockholders are automatically reinvested in additional shares (unless a shareholder elects to receive cash). BostonEquiServe L.P. ( the 'Plan Agent') serves as agent for the holders of Common Stock in administering the Plan. After the Fund pays a dividend and/or distribution, the Plan Agent, as agent for the participants, receives the cash and uses it to buy Common Stock in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. The Fund does not issue any new shares of Common Stock in connection with the Plan. The Plan Agent's fees for the reinvestment of dividends and distributions are paid for by the Fund. Each participant also pays a pro rata share of the brokerage commission incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment. The receipt of dividends or distributions under the Plan does not relieve participants of any income tax which may be payable on such dividends or distributions. Participation in the Plan may be terminated at any time by ten days advance written notice to the Plan Agent. Participants also have an option to make additional cash payments to the Plan Agent for the purchase of Common Stock with a minimum investment of $250. All correspondence concerning the Plan including requests for additional information or requests to be included or excluded from the Plan should be addressed to the applicable bank, broker-dealer or other nominee or in the case of shareholders whose shares are registered in their own name to BostonEquiServe L.P., Post Office Box 8200, Boston, Massachusetts 02266 or telephone 1-800-426-5523.

Municipal Advantage Fund Inc.

Directors and Principal Officers

Stephen J. Treadway
  Director and Chairman of the Board
Raymond D. Horton

  Director
Robert L. Rosen
  Director
Jeswald W. Salacuse
  Director
Bernard H. Garil
  President
Newton B. Schott, Jr.
  Executive Vice President and Assistant Secretary
Robert J. Bluestone
  Executive Vice President
Matthew Greenwald
  Executive Vice President
Deborah Kaback
  Secretary
Richard L. Peteka
  Treasurer

Investment Manager

Value Advisors LLC
800 Newport Center Drive
Newport Beach, CA 92660

Investment Adviser

OpCap Advisors
One World Financial Center
New York, NY 10281

Transfer Agent, Dividend Paying Agent and Registrar

BostonEquiServe L.P.
Post Office Box 8200
Boston, MA 02266

Independent Accountants

Price Waterhouse LLP
1177 Avenue of the Americas
New York, NY 10036

This report, including the financial information herein, is transmitted to the shareholders of Municipal Advantage Fund Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.


                                                                   ANNUAL REPORT
                                                                October 31, 1997

                                                   Municipal Advantage Fund Inc.